UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  April 3, 2006
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

   Colorado                     0-28911                       91-1869677
   --------                     -------                       ----------
(State or other jurisdiction (Commission File               (IRS Employer
      of incorporation)          Number)                 Identification No.)

                          1660 Union Street, Suite 200
                           San Diego, California 92101
                           --------------------------
                    (Address of principal executive offices)

                                 (619) 398-8470
                               ------------------
                          Registrant's telephone number

                         21800 Oxnard Street, Suite 440
                            Woodland Hills, CA 91367
                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

Consulting Agreement

On April 3, 2006, the Board of Directors of National Healthcare Technology, Inc. (the "Company") approved and the Company entered into a consulting agreement with Summitt Oil and Gas, Inc. ("Summit") to provide business management services, and advice as it relates to the future of the company. This service shall include the drafting and preparation of business plans, operating budgets, cash flow projections and other business management services as the Company ventures into the oil and gas business, a new direction for the Company. Under the terms of the Agreement, the Company shall pay to Summitt a fee of two hundred and fifty thousand dollars ($250,000) in cash plus one million eight hundred thousand shares of restricted stock of the company. This fee shall be non-refundable and considered earned when the shares are delivered. It is agreed that the fee shall be paid within 3 days after execution of this agreement. The controlling shareholder of Summitt is also the controlling shareholder of Boston Equities Corporation ("Boston"). Boston is a shareholder holding greater than 10% of the outstanding common stock of the Company.

Employment Agreements

Additionally, on April 3, 2006, the board of directors approved and the Company entered into an employment agreement with Ross Lyndon James who has been serving as the Company's President without compensation and written agreement since being appointed to such office by the Board of Directors of the Company in June 2005. Mr. Lyndon James also serves without compensation as a director of the Company which position he has also held since June 2005. Under the terms of the agreement, Mr. Lyndon James will receive compensation equal to twenty five thousand dollars ($25,000) per month payable monthly in advance. He will also be granted one million eight hundred thousand shares (1,800,000) of common stock upon execution of this employment agreement as a signing bonus, as well as a termination grant of two million (2,000,000) shares of the common stock. All shares will have piggy back registration rights. Further, he will be granted a warrant to acquire three hundred thousand (300,000) shares of the Company' common stock. The exercise price will be based upon the bid price of the stock at the date of this agreement. Additionally, Mr. Lyndon James will be entitled to participate in any stock option program offered by the Company to its employees.

Additionally, on April 3, 2006, the board of directors approved and the Company entered into an employment agreement with Brian Harcourt who has been serving as an officer of the Company without compensation and written agreement since being appointed to such office by the Board of Directors of the Company in June 2005. Mr. Harcourt also serves without compensation as a director of the Company which position he has also held since June 2005. Under the terms of the agreement, Mr. Harcourt will receive compensation equal to twenty five thousand dollars ($25,000) per month payable monthly in advance. He will also be granted one million eight hundred thousand shares (1,800,000) of common stock upon execution of this employment agreement as a signing bonus, as well as a termination grant of two million (2,000,000) shares of the common stock. All shares will have piggy back registration rights. Further, he will be granted a warrant to acquire three hundred thousand (300,000) shares of the Company's common stock. The exercise price will be based upon the bid price of the stock at the date of this agreement. Additionally, Mr. Harcourt will be entitled to participate in any stock option program offered by the Company to its employees.

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Stock Option Plan

On April 3, 2006, the Board of Directors of the Company authorized and approved the adoption of the 2006 Stock Option Plan effective April 3, 2006 (the "Stock Option Plan").

The purpose of the Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

The Stock Option Plan is to be administered by the Board of Directors of the Company, including any duly appointed Compensation Committee of the Board of Directors. The Stock Option Plan provides authorization to the Board of Directors to grant stock options of up to 2,500,000 shares. At the time a stock option is granted under the Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired.

In the event an optionee ceases to be employed by or to provide services to the Company for reasons other than cause, retirement, disability or death, any stock option that is vested and held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised stock option shall expire. In the event an optionee ceases to be employed by or to provide services to the Company for reasons of retirement, disability or death, any stock option that is vested and held by such optionee generally may be exercisable within up to one-year after the effective date that his position ceases, and after such one-year period any unexercised stock 0ption shall expire.

No stock options granted under the Stock Option Plan will be transferable by the optionee, and each stock option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any stock option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

The exercise price of a stock option granted pursuant to the Stock Option Plan shall be paid in full to the Company by delivery of consideration equal to the product of the Stock Option; provided, however, the Board reserves, at any and all times, the right, in its sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of stock options by means of a cashless exercise.


Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 is being furnished and shall not be deemed 'filed' for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of the Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 3, 2006, the Board of Director's of the Company approved a change of direction for the Company, from the business of manufacturing and distributing


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decorative  stone  veneers  and  finishes,  to  the  business  of  oil  and  gas
exploration  and  production,   mineral  lease  purchasing  and  all  activities
associated with acquiring, operating and maintaining the assets of such operations.

Upon the merger of Es3 and the Company on June 30, 2005, the Company intended to market its coatings and veneers in both commercial and residential markets. The Company intended to use the public markets to secure additional working capital and to make acquisitions using either common stock or cash. A significant component of the intermediate term growth strategy was the acquisition and integration of companies in related building materials fields. However, the Company was unable to secure necessary working capital through the public market to develop a commercially viable market for its products. Without sufficient capital, the business has been unable to earn sufficient income to support its working capital needs.

The Company believes that by changing its direction to the oil and gas markets the Company has improved its prospects for success due to both the current and expected future positive market conditions which it expects to exploit initially from the valuable contacts, industry expertise and business opportunities it expects to derive from Summitt Oil and Gas, Inc., an industry experienced consulting resource. The Board of Directors of the Company has already approved the framework for developing a $5,000,000 drilling fund that will be used to exploit these opportunities.

Consistent with this change of the Company's business, the Board of Directors of the Company has approved the sale of all of the stock of ES3 Liquid Stone Surfaces, Inc., a Nevada corporation and wholly owned subsidiary of the Company, to Liquid Stone Technologies, Inc. Under the terms of the agreement, the Company will transfer all shares of ES3 Liquid Stone Surfaces, Inc. to Liquid Stone Partnership. A partner holding a minority interest in Liquid Stone Partnerships is also a director of the Company. The Company intends to close this transaction on or before April 15, 2006. The Company is currently engaged in the review of several oil and gas business opportunities and expects to complete the acquisition of suitable prospects on or about April 15, 2006.

Additionally, on April 3, 2006, the Board of Directors of the Company also approved a plan to reincorporate the Company to a Nevada corporation ("Reincorporation"). The business purpose of the Reincorporation is to allow the Company to avail itself of Nevada corporate law. Nevada is a recognized leader in adopting and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. The Nevada Revised Statutes (the "NRS") is an enabling statute that is frequently revised and updated to accommodate changing business needs. Because of differences between the Colorado and Nevada corporate statutes, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. These changes will be disclosed appropriately in the definitive proxy statement for the annual meeting of the shareholders.

To effect the Reincorporation, the Company ("NHCT Colorado") intends to merge with and into a newly created wholly owned subsidiary ("NHCT Nevada"), to be formed in Nevada for the sole purpose of effecting the Reincorporation. This merger (the "Reincorporation Merger") will be completed pursuant to an Agreement and Plan of Merger (the "Merger Agreement") and will result in NHCT Nevada as the surviving publicly traded corporation. As a result of the Reincorporation Merger, NHCT Colorado common stock will cease to be traded on the Over-the-Counter Bulletin Board ("OTCBB") and NHCT Nevada common stock will be listed on the OTCBB.

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Additionally, consistent with the change of the Company's direction into the oil and gas business, the Board of Directors has also approved the change of the Company name to National Energy Group Inc.

The Company intends to hold its annual meeting of its shareholders later this year ("Annual Meeting"). At the Annual Meeting, among other matters, the Board of Directors of the Company intend to submit for shareholder ratification the sale of its shares of ES3 Liquid Stone Surfaces, Inc. to Liquid Stone Technologies, Inc. Additionally, the Board of Directors also intends to submit for shareholder approval the 2006 Stock Option Plan and the Reincorporation of the Company to a Nevada corporation as well as to approve the name change to National Energy Group, Inc.

A copy of the press release issued by National Healthcare Technology, Inc. on April 4, 2006, announcing the change of direction into the gas and oil business, is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

         10.4     Consulting  Agreement  dated  April  3,  2006  by and  between
                  Summitt Oil and Gas, Inc. and Company, attached hereto.
         10.5     Management  Employment  Agreement  dated  April 3, 2006 by and between Ross Lyndon James and the Company, attached hereto.
         10.6 Management Employment Agreement dated April 3, 2006 by and between Brian Harcourt and the Company, attached hereto.
         10.7     2006 Employee Stock Option Plan, attached hereto.
         99.1 News Release issued by National Healthcare Technology, Inc. on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National Healthcare Technology, Inc.


                                        By: /s/ Ross Lyndon James
                                            --------------------------------
                                            Ross Lyndon James,
                                            Chief Executive Officer

                                        Date: April 4, 2006

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Index to Exhibits

Exhibit      Sequentially
  No.        Numbered Page          Description of Document
  ---        -------------          -----------------------


         10.4     Consulting  Agreement  dated  April  3,  2006  by and  between
                  Summitt Oil and Gas, Inc. and Company, attached hereto.
         10.5     Management  Employment  Agreement  dated  April 3, 2006 by and between Ross Lyndon James and the Company, attached hereto.
         10.6 Management Employment Agreement dated April 3, 2006 by and between Brian Harcourt and the Company, attached hereto.
         10.7     2006 Employee Stock Option Plan, attached hereto.
         99.1 News Release issued by National Healthcare Technology, Inc. on April 4, 2006.



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